Exhibit 10.1

FIRST AMENDMENT TO RESTRICTED STOCK UNIT AGREEMENT

This First Amendment to the Restricted Stock Unit Agreement is made and entered into effective the 3rd day of August, 2009, between Standard Parking Corporation, a Delaware corporation (the “Company”) and Robert N. Sacks (the "Recipient”).

WHEREAS, the Company and the Recipient previously entered into that certain Restricted Stock Unit Agreement effective July 1, 2008 (the “Agreement”); and

WHEREAS, the Company and the Recipient desire to amend the Agreement on the terms provided herein.

NOW, THEREFORE, in consideration of the following mutual covenants and for other good and valuable consideration, the parties agree as follows:

Paragraph 11 of the Agreement (“Dividend Equivalents”) shall be deleted in its entirety and no dividend equivalents shall be awarded with respect to the Restricted Stock Units.

IN WITNESS WHEREOF, the Company and the Recipient have caused this First Amendment to be executed on its and his or her behalf effective the day and year first written above.

STANDARD PARKING CORPORATION	RECIPIENT

By:

Its:

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